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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): December 15, 2005

                       COMPUTERIZED THERMAL IMAGING, INC.
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             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                     001-16253              87-0458721
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 (State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


            1719 WEST 2800 SOUTH
                OGDEN, UTAH                                     84401
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  (Address of Principal Executive Offices)                   (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 776-4700
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                                       N/A
        ----------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 7.01  REGULATION FD DISCLOSURE

Computerized Thermal Imaging, Inc a designer and manufacturer of medical diagnostic equipment utilizing infrared and thermal technologies announced today that they have successfully completed a follow-up audit of their quality management system by VDE/DQS of Germany. The results of the audit included maintenance of certification to ISO 13485:1996 (Standards for Medical Devices), CMDCAS (Canadian Medical Devices Conformity Assessment System) and certification to ANNEX II of the Medical Device Directive (93/42/EEC).

Richard Secord, CEO, commented that "this certification to the European and Canadian standards represents a commitment that CTI has to continual improvement and the application of thermal technology in providing healthcare solutions and services worldwide." CTI is continuing to improve their Quality Management System and is now preparing to certify to the latest European and Canadian standards, ISO/CMDCAS 13485:2003. It is expected that this certification will be achieved in the first quarter of 2006.

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are CTI's pending application before the FDA seeking pre-market approval of CTI's BCS 2100 breast imaging system, CTI's ability to raise additional capital to fund cash requirements for future operations and CTI's ability to continue as a going concern. In particular, careful consideration should be given to cautionary statements made in the various reports CTI has filed with the Securities and Exchange Commission. CTI undertakes no duty to update or revise these forward-looking statements.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Computerized Thermal Imaging, Inc.



Dated:  December 15, 2005      By: /s/ Richard V. Secord
                                   ---------------------------------------------
                               Richard V. Secord
                               Chairman of the Board and Chief Executive Officer




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